CAPITAL STOCK	3 Months Ended
Jun. 30, 2022
Capital Stock
CAPITAL STOCK

NOTE 13. CAPITAL STOCK

(a)	Authorized ordinary shares: Unlimited number of common shares without par value.
(b)	Following is a roll-forward of ordinary shares for the three months ended June 30, 2022 and 2021:

	Three Months Ended June 30,
	2022		2021
	Ordinary Shares	Amount	Ordinary Shares (c)	Amount
	In 000’	In 000’$	In 000’	In 000’$
Balance, beginning of period	13,349	$158,324	12,084	$130,649
Shares issued in public offering and ATM	–	–	1,241	27,216
Shares issued or accrued for services	4	30	1	30
Balance, end of period	13,353	$158,354	13,326	$157,895

On June 16, 2020, the Company completed a private placement of 698,145 restricted ordinary shares at a price of $10.00 per share for gross proceeds of $6.98 million to accredited investors. Directors of the Company subscribed for 215,000 shares, or approximately 30.8% of the private placement, for proceeds of $2.15 million. The Company incurred costs of approximately $0.25 million in connection with the offering, which was treated as contra-equity on the Company’s balance sheet.

During the quarter ended June 30, 2021, the Company commenced an “at the market” offering, under which it sold 90,888 shares generating gross proceeds of approximately $2.6 million ($2.5 million, net of commissions).

On June 24, 2021, the Company completed a firm commitment underwritten public offering of 1,150,000 ordinary shares at a public offering price of $23.00 per share for gross proceeds of approximately $26.5 million and was settled June 28, 2021. The Company incurred aggregate offering expenses for the public offering of approximately $1.8 million, including approximately $1.6 million of management, underwriting and selling expenses.

See Note 21, “Events After the Balance Sheet Date” for a discussion of additional ordinary shares issued.